EXHIBIT 10.2

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 28, 2026, between ONAR Holding Corporation, a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder;

WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, notes (the “Notes”) and shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) in exchange for new cash proceeds;

WHEREAS, the Notes shall be issued with a 10% original issue discount, bear interest at 12.0% per annum, and be secured by substantially all assets of the Company pursuant to the Security Documents;

WHEREAS, contemporaneously herewith the Company is entering into a securities purchase agreement (the “Preferred SPA”) to sell up to $15,000,000 in notes (the “Junior Notes”) convertible into Series 1 Convertible Preferred Stock as set forth therein;

WHEREAS, the parties acknowledge that there may be multiple Purchasers participating in the financing and desire that all collateral and enforcement rights be administered through a Collateral Agent acting for the benefit of all Purchasers pursuant to the Security Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Notes (each as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Advertise Purple” means Advertise Purple, Inc., together with its subsidiaries and affiliated entities, and any successor thereto acquired by the Company pursuant to the acquisition transaction contemplated by the Transaction Documents.

“Advertise Purple Acquisition” means the acquisition by the Company, directly or indirectly, of Advertise Purple pursuant to the acquisition agreements provided to the Purchasers prior to Closing, together with any amendments thereto approved by the Board of Directors.

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.7.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, NY are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in New York, NY are generally are open for use by customers on such day.

“Certificate of Designations” means the Certificate of Designation of Series 1 Convertible Preferred Stock of ONAR Holding Corporation, a form of which is attached hereto as Exhibit H.

“Closing” means the Initial Closing or any Additional Closing, as applicable.

“Closing Date” means the date the Closing occurs.

“Collateral Agent” means ADI Funding LLC., in its capacity as collateral agent for the benefit of the Purchasers and their successors and assigns, together with any successor collateral agent.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Price” means $0.038576 per share. The Conversion Price shall not be reset, repriced or adjusted following Closing except for stock splits, stock dividends, recapitalizations and similar events.

“Conversion Shares” shall have the meaning ascribed to such term in the Notes.

“Covered Securities” means Common Stock and any rights, options, or warrants to purchase or securities or Indebtedness convertible into or exercisable or exchangeable for Common Stock, other than Excluded Issuances.

2

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York, N.Y. time) and before midnight (New York, N.Y. time) on any Trading Day, 9:01 a.m. (New York, N.Y. time) on the Trading Day immediately following the date hereof, and (ii) if this Agreement is signed between midnight (New York, N.Y. time) and 9:00 a.m. (New York, N.Y. time) on any Trading Day, no later than 9:01 a.m. (New York, N.Y. time) on the date hereof.

“Equity Conditions” shall have the meaning set forth in the Notes.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(s).

“Event of Default” shall have the meaning set forth in the Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options not to exceed 10% of the shares of Common Stock outstanding at any given time to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, authorized and consented to by a majority of the Board of Directors, (b) securities upon the exercise or exchange of or conversion of (i) any Securities issued hereunder, and/or (ii) other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement (without regard to any vesting requirements), provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations or to extend the term of such securities), or (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company and in consultation with the Lead Investors, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.11(a) herein,, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Floor Price” means the Conversion Price established on the Closing Date, subject only to equitable adjustment for stock splits, stock dividends, combinations, recapitalizations and similar events.

“Flow of Funds Memorandum” shall have the meaning set forth in Section 2.2(a)(xv).

3

“Fully Diluted Share Count” means the total number of shares of Common Stock outstanding immediately prior to the Closing, assuming conversion of all outstanding preferred stock in accordance with its contractual conversion terms, but excluding all Notes, Preferred Shares, Warrants, Incentive Shares and securities issuable pursuant thereto.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Incentive Shares” means a number of shares of Common Stock equal to 10.0% of each Purchaser’s Subscription Amount issuable to each Purchaser at the Closing.

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(bb).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Irrevocable Transfer Agent Instructions” means irrevocable instructions to the Transfer Agent that, among other things, reserves each Purchaser’s pro rata portion of the Required Minimum for the benefit of such Purchaser and instructs the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system the number of Underlying Shares to be issued to such Purchaser upon any conversion of such Purchaser’s Note in accordance with the terms thereof, in the form of Exhibit D attached hereto.

“Lead Investors” means ADI Funding Corp., Yield Point NY LLC and M2B Funding Corp.; provided that any approval, consent, waiver, amendment, direction or other action of the Lead Investors under any Transaction Document shall require the written consent of all three Lead Investors.

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Market Price” means the average of the daily VWAP of the Common Stock during the ten (10) Trading Days immediately preceding the applicable determination date. For the avoidance of doubt:

(i) the Exercise Price reset contemplated by the Warrants shall be based on such average and not the lowest daily VWAP during such period;

(ii) the reset may only decrease the Exercise Price and shall never result in an increase to above the Exercise Price in effect immediately prior to such reset;

(iii) following any reset, the Exercise Price shall remain equal to one hundred twenty-five percent (125%) of the Market Price; and

(iv) in no event shall the Exercise Price be less than the Floor Price.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

4

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(n).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.18.

“New Securities” shall mean any capital stock of the Company whether now authorized or not, and rights, convertible securities, options or warrants to purchase such capital stock, and securities of any type whatsoever, including debt, that are, or may become, exercisable or convertible into capital stock; provided that the term New Securities does not include:

(i) securities issued in connection with any stock dividend, stock split, split-up or other distribution on shares of Common Stock;

(ii) securities issued upon the conversion or exercise of any outstanding convertible or exercisable securities as of the date of this Agreement;

(iii) securities issued upon exercise or grant of options or other equity awards with respect to shares of Common Stock, subject in either case to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares, issued or issuable to employees or directors of, or consultants to, the Company pursuant to an equity plan of the Company or other arrangement approved by the Board of Directors of the Company;

(iv) securities issued or issuable pursuant to the bona fide acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization, which acquisition is approved by a majority vote of the Board of Directors of the Company as contemplated in this Agreement; and

(v) securities issued pursuant to the terms of this Agreement.

“Nasdaq Shareholder Approval” means any approval of the Company's stockholders required pursuant to Nasdaq Listing Rule 5635 or any other applicable Nasdaq rule in connection with the transactions contemplated by this Agreement and the other Transaction Documents.

“Nasdaq Uplist” means the date on which the Company receives Nasdaq’s approval of the Company’s application to list its Common Stock on The Nasdaq Capital Market, The Nasdaq Global Market or The Nasdaq Global Select Market (collectively, “Nasdaq”) .

“Notes” means the senior secured convertible notes due twelve (12) months from issuance, issued by the Company to the Purchasers pursuant to this Agreement, substantially in the form attached hereto as Exhibit A.

“Other Investor” shall have the meaning ascribed to such term in Section 4.23.

“Outside Date” means October 2, 2026, or such later date as may be agreed in writing by the Company and the Lead Investors.

“Permitted Senior Debt” means one or more senior secured credit facilities, term loans, acquisition facilities or similar financing arrangements incurred by the Company and its Subsidiaries in an aggregate principal amount up to $3,000,000, or such higher amount as needed to equal $15,000,000 when combined with the aggregate principal amount of notes sold pursuant to the Preferred SPA, or such larger amount as agreed in writing by the Company and the Lead Investors.

5

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Shares” means the shares of Series 1 preferred stock of the Company issued in exchange for the Notes having the rights, preferences, privileges and restrictions set forth in the Certificate of Designations and convertible into Common Stock in accordance with the terms of the Certificate of Designations, together with any securities issued in substitution therefor or in respect thereof as a result of any stock split, stock dividend, recapitalization, reclassification or similar transaction.

“Principal Amount” means, as to each Purchaser, the amounts set forth below such Purchaser’s signature block on the signature pages hereto next to the heading “Principal Amount,” in United States dollars.

“Principal Market” means the OTC Pink Tier of the OTC Markets.

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.3(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.3(b).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.10(a).

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” shall have the meaning ascribed to such term in Section 4.11(a).

“Reserve Depletion Date” shall have the meaning ascribed to such term in Section 4.10(a).

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

6

“Securities” means the Notes, the Conversion Shares, Incentive Shares and any shares issuable pursuant to stock-payment amortization installments made in accordance with the Equity Conditions.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” means the Pledge and Security Agreement between, inter alios, the Company and the Collateral Agent, dated the date hereof.

“Security Documents” means the Security Agreement, all UCC financing statements, control agreements, mortgages (if any), collateral assignments and all other agreements, instruments and documents executed in connection with the creation, perfection, maintenance or enforcement of the liens securing the Notes, in each case as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount paid by such Purchaser for the Notes and Incentive Shares purchased hereunder, as set forth on such Purchaser’s signature page, in United States dollars and immediately available funds.

“Subsequent Financing” means any issuance, offer, sale or grant by the Company or any Subsidiary after the Closing Date of any equity security, debt security, Common Stock Equivalent or other financing instrument for capital raising purposes, whether in a public or private transaction, other than:

(i) securities issued pursuant to the Transaction Documents;

(iv) securities issued in connection with the Nasdaq Uplist or any related offering;

(v) Exempt Issuances;

(vi) securities issued in connection with acquisitions, mergers, strategic transactions or joint ventures approved by the Board of Directors and the Lead Investors;

(vii) securities issued pursuant to employee, officer, director or consultant compensation plans approved by the Board of Directors pursuant to an Exempt Issuance;

(viii) securities issued upon conversion, exchange or exercise of securities outstanding on the Closing Date; and

(ix) Permitted Senior Debt.

7

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQX, OTCQB or OTC Pink (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Notes, the Security Agreement, all exhibits and schedules hereto and thereto, and all other documents executed in connection with the transactions contemplated hereby.

“Transfer Agent” means Vinyl Equity and any successor transfer agent of the Company, as applicable”.

“Underlying Shares” means the shares of Common Stock issuable upon the conversion of the Preferred Shares.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.12(a).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York, N.Y. time) to 4:02 p.m. (New York, N.Y. time)), (b) if OTCQB, OTCQX or OTC Pink is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB, OTCQX or OTC Pink as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the OTC Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing.

(a) Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company hereby agrees to sell, and the Purchasers, severally and not jointly, hereby agree to purchase, up to $5,000,000 in Subscription Amount of Notes. Purchaser shall deliver to the Company, via wire transfer of immediately available funds, its Subscription Amount, and the Company shall deliver to each Purchaser its respective Note, Incentive Shares and the other Transaction Documents required to be delivered at Closing. The Closing shall occur electronically on the date designated by the Company and the Lead Investors, but in no event later than five (5) Trading Days following satisfaction or waiver of the conditions set forth herein.

8

(i) Each Purchaser shall deliver its Subscription Amount to the Company. All Subscription Amounts shall be held in escrow pending satisfaction or waiver of the applicable Closing Conditions set forth herein.

(ii) Upon satisfaction or waiver of all applicable Closing Conditions, the Company shall release the Subscription Amount in accordance with the Flow of Funds Memorandum (as defined below).

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) as to the Closing, a legal opinion of Company’s legal counsel, dated as of the applicable Closing Date, in a form and substance acceptable to the Purchasers;

(iii) as to the Closing, a Note, registered in the name of such Purchaser with the Principal Amount reflected on to such Purchaser’s signature page;

(iv) as to the Closing, the Company shall have provided each Purchaser with the Company’s wire instructions;

(v) separate Irrevocable Transfer Agent Instructions, signed by the Company and the Transfer Agent, for each Purchaser with respect to the Underlying Shares to be issued to such Purchaser upon any conversion of such Purchaser’s Note and Incentive Shares to be issued upon the Closing Date;

(vi) a Security Agreement, substantially in the Form attached as Exhibit C, duly executed by the Company;

(vii) UCC financing statements in form suitable for filing;

(viii) as to the Closing, an officer’s certificate certifying that the representations and warranties of the Company in this Agreement are true and correct as of the applicable Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied, and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the applicable Closing Date and no Event of Default has occurred;

9

(ix) evidence within sixty (60) days of the Closing that sufficient authorized but unissued Common Stock has been reserved for issuance of all Conversion Shares, Incentive Shares and shares issuable pursuant to amortization payments made in Common Stock under the Notes.

(x) as to the Closing, a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of Nevada (or comparable office), as of a date within 10 days of the applicable Closing Date;

(xi) as to the Closing, a certificate evidencing the Company’s good standing issued by the Secretary of State of each jurisdiction in which the Company conducts business and is required to so qualify, as of a date within 10 days of the applicable Closing Date;

(xii) as to the Closing, a certified copy of the Articles of Incorporation (or such equivalent organizational document) of the Company, dated within 30 days of the applicable Closing Date;

(xiii) as to the Closing, an officer’s certificate, in the form reasonably acceptable to the Purchasers, executed by an officer of the Company and dated as of the applicable Closing Date, as to (i) the resolutions adopted by the Company’s board of directors authorizing the transactions contemplated hereby in a form reasonably acceptable to the Purchasers, and (ii) the Articles of Incorporation of the Company as in effect at the applicable Closing;

(xiv) as to the Closing, a letter from the Transfer Agent certifying the number of Common Stock outstanding on the applicable Closing Date immediately prior to the applicable Closing;

(xv) as to the Closing, a flow of funds memorandum in form and substance mutually agreed to by the Company and the Purchasers (a “Flow of Funds Memorandum”) duly executed by the Company; and

(xvi) as to the Closing, such other documents, instruments, or certificates relating to the transactions contemplated by this Agreement as each Purchaser or its counsel may reasonably request.

(b) On or prior to the applicable Closing Date, each Purchaser shall deliver or cause to be delivered to the Company, the following:

(i) this Agreement duly executed by such Purchaser;

(ii) such Purchaser’s Subscription Amount by wire transfer to the Company; and

(iii) a Flow of Funds Memorandum duly executed by such Purchaser.

10

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed in all material respects; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of each Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) the Company shall have delivered to the Transfer Agent separate Irrevocable Transfer Agent Instructions, signed by the Company and the Transfer Agent, for each Purchaser with respect to the Underlying Shares to be issued to such Purchaser upon any conversion of such Purchaser’s Note to be issued upon the Closing Date;

(v) the Company shall have delivered an officer’s certificate, dated as of the Closing Date, certifying that, to the knowledge of the Company, all material non-public information previously provided by the Company to the Purchasers in connection with the transactions contemplated by this Agreement and the Transaction Documents has either been publicly disclosed or otherwise disclosed to the Purchasers, and that no Purchaser is in possession of undisclosed material non-public information supplied by the Company as of the Closing.

(vi) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(vii) from the date hereof to the Closing Date, as applicable, trading in the Common Stock shall not have been suspended by the SEC or the Company’s principal Trading Market and, at any time prior to the applicable Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at each applicable Closing;

11

(viii) no statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated, or endorsed by any court or governmental entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated hereby;

(ix) the Company shall have provided evidence reasonably satisfactory to the Purchasers that the transactions contemplated hereby will not prevent the Company from pursuing the Nasdaq Uplist and that the Company shall have provided evidence reasonably satisfactory to the Lead Investors that the transactions contemplated hereby are reasonably expected to permit the Company to pursue compliance with Nasdaq quantitative listing standards, including stockholders’ equity, shareholder approval and public float requirements; and

(x) the Security Agreement and UCC filings shall have been executed and delivered.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules provided with this agreement (the “Disclosure Schedules”), which shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser which representations shall be true and correct on each respective Closing Date:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and its subsidiaries are entities duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use their properties and assets and to carry on their business as currently conducted. Neither the Company and its subsidiaries are in violation nor default of any of the provisions of their respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and its subsidiaries are duly qualified to conduct business and are in good standing as foreign corporations or other entities in each jurisdiction in which the nature of the business conducted or property owned by them makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the operations, assets, business, or financial condition of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

12

(c) Authorization; Enforcement. The Company and its subsidiaries have the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors, or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company, assuming due authorization by the other parties thereto, and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery, and performance by the Company and its subsidiaries of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

13

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to this Agreement, (ii) the filing of Form D with the SEC and such filings as are required to be made under applicable state securities laws, (iii) those certain consents and waivers that are set forth in Schedule 3.1(e) and (iv) the Nasdaq Shareholder Approval (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid, and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents or by law. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid, and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents or by law. The Company has reserved, and shall continue to reserve, a sufficient number of authorized but unissued shares of Common Stock to permit the issuance of all Conversion Shares, Incentive Shares and any shares issuable pursuant to stock-payment amortization elections made in accordance with the Equity Conditions and the Notes.

(g) Capitalization. The capitalization of the Company as of the date hereof is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities or as set forth on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers). There are no outstanding securities or instruments of the Company with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company, except those that are being cured, refinanced, exchanged or otherwise addressed substantially concurrently with the Closing. There are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company, except those that are being cured, refinanced, exchanged or otherwise addressed substantially concurrently with the Closing. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements, or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders other than as disclosed in the SEC Reports or on Schedule 3.1(g). The SEC Reports and Schedule 3.1(g) additionally identify all outstanding preferred stock, warrants, options, convertible securities, exchange rights and other Common Stock Equivalents of the Company and its Subsidiaries. Except as disclosed in the SEC Reports or on Schedule 3.1(g), there are no agreements providing for the adjustment, reset, repricing or modification of any exercise price, conversion price or exchange rate of any outstanding security of the Company.

14

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements, and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof since January 1, 2023 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The Company is current in its reporting obligations under the Exchange Act and is eligible to file all reports required thereunder.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports or on Schedule 3.1(i), (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director, or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the transactions contemplated by this Agreement and the other Transaction Documents or as set forth in the SEC Reports or on Schedule 3.1(i), no event, liability, fact, circumstance, occurrence, or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets, or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

15

(j) Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation (however any governmental or administrative agency may define the matter) pending or threatened against or affecting the Company or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (any, an “Action“) that would be reasonably expected to have a Material Adverse Effect. None of the Actions set forth in the SEC Reports, (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(k) Labor Relations. No labor dispute exists or is imminent with respect to any of the employees of the Company, which would reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and either the Company is a party to a collective bargaining agreement, and the Company believes that its relationship with its employees are good. To the knowledge of the Company, no executive officer of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure, or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

16

(l) Compliance. The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority, or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

(m) Environmental Laws. The Company (i) is in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials“) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n) Regulatory Permits. The Company possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

17

(o) Title to Assets. The Company has good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company, (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company is held by it under valid, subsisting and enforceable leases with which the Company is in compliance, and (iii) Liens disclosed to the Collateral Agent in writing on or prior to the Effective Date.

(p) Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two years from the date of this Agreement. The Company has not received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality, and value of all of it intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q) Nasdaq Matters.

(i) The Company has provided the Purchasers with all reasonable material information in its possession regarding the Nasdaq Uplist; provided, the Company is permitted to provide such information by Nasdaq and provided further that providing any such information would not cause competitive harm to the Company. The Company has no knowledge of any fact or circumstance that would reasonably be expected to materially impair its ability to pursue the Nasdaq Uplist, other than matters disclosed in the SEC Reports or the Disclosure Schedules and has not received any written notice from Nasdaq indicating that the Company would be ineligible to apply for listing.

(ii) To the Company’s knowledge, no corporate action approved by the Board of Directors and contemplated by the Transaction Documents would cause the Company to be unable to pursue compliance with applicable initial listing requirements on the Nasdaq Capital Market, such as stockholders’ equity, the market value of unrestricted publicly held shares requirements.

(r) Transactions with Affiliates and Employees. Except as disclosed in the SEC Reports or on Schedule 3.1(r),none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

18

(s) Sarbanes-Oxley; Internal Accounting Controls. Except as disclosed in the SEC Reports or on Schedule 3.1(s), the Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(t) Certain Fees. Other than as contemplated herein, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank, or other Person with respect to the transactions contemplated by the Transaction Documents.

(u) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(v) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

19

(w) Reserved.

(x) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(y) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or would become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(z) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the SEC Reports and the Disclosure Schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

20

(aa) No Integrated Offering. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable stockholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(bb) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(bb) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company, or for which the Company has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. The Company is not in default with respect to any Indebtedness other than any defaults disclosed in the SEC Reports or on Schedule 3.1(bb) that are being cured, refinanced, exchanged or otherwise addressed substantially concurrently with the Closing.

(cc) No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

(dd) Tax Status. Except as disclosed in the SEC Reports or except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

21

(ee) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(ff) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA.

(gg) Accountants. The Company’s accounting firm is set forth in the SEC Reports and such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2026.

(hh) Seniority. Except for Permitted Senior Debt and obligations expressly permitted under the Transaction Documents, no Indebtedness or other claim against the Company is senior to the Notes in right of payment or priority of lien. Specifically the Junior Notes shall be subordinate to the Notes in payment and priority of security interest.

(ii) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which would affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(jj) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

22

(kk) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 4.14 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) would reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(ll) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(mm) Reserved.

(nn) Cybersecurity. (i)(x) There has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

23

(oo) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(pp) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(qq) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(rr) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ss) No Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its SEC Reports and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(tt) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, nor to the knowledge of the Company after due inquiry, any of the Company’s predecessors, affiliated issuers, directors, executive officers, other officers of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to each Purchaser a copy of any disclosures provided thereunder.

(uu) Other Covered Persons. The Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(vv) Anti-Dilution. Except as disclosed in the SEC Reports or on Schedule 3.1(g), there are no outstanding securities or instruments containing anti-dilution, reset, repricing, ratchet, most-favored-nation or similar provisions that would be triggered by the transactions contemplated by this Agreement. Except as disclosed in the SEC Reports or on Schedule 3.1(g), there are no outstanding securities that would require stockholder approval under Nasdaq Rule 5635 upon issuance, conversion, exchange, repricing or adjustment, and no holder of any security is entitled to receive additional securities, economic rights or adjustments as a result of this financing.

(ww) Notice of Disqualification Events. The Company will notify each Purchaser in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(xx) Advertise Purple Acquisition. To the Company’s knowledge, all material approvals, consents and third-party authorizations required for the consummation of the Advertise Purple Acquisition either have been obtained or are capable of being obtained in the ordinary course, and the Company is not aware of any event or circumstance that would reasonably be expected to prevent or materially delay the consummation of such acquisition.

(yy) Share Reserve. The Company has reserved, and shall continue to reserve, a sufficient number of authorized but unissued shares of Common Stock to permit the issuance of all Conversion Shares, Incentive Shares and any shares issuable pursuant to stock-payment amortization elections made in accordance with the Equity Conditions and the Notes.

(zz) No Material Non-Public Information. As of the Closing Date, neither the Company nor any of its Subsidiaries has provided any Purchaser with material non-public information that has not been publicly disclosed or otherwise made available to all Purchasers. On or prior to the Closing Date, the Company shall publicly disclose all material non-public information that may have been provided to the Purchasers and is required to be disclosed under applicable securities laws such that no Purchaser is in possession of undisclosed material non-public information on such dates.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

24

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to a resale registration statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it converts its Note it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser has full power and authority to make the investment contemplated hereby and to execute and deliver the Transaction Documents to which it is a party.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

25

(e) General Solicitation. Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

(f) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(g) Independent Investigation. Such Purchaser has conducted its own independent review, investigation and analysis of the Company and the transactions contemplated hereby and acknowledges that it has been provided access to such information as it has deemed necessary to make its investment decision. Except for the representations and warranties expressly set forth in the Transaction Documents, such Purchaser is not relying upon any other statement or representation of the Company or any of its representatives.

(h) Collateral Agent. Such Purchaser acknowledges and agrees that enforcement of remedies, administration of collateral and actions with respect to Events of Default shall be governed by the Security Agreement and that such Purchaser’s rights with respect thereto are subject to the terms of the Security Agreement and the provisions of this Agreement relating to Lead Investors.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend, or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement. As set forth in further detail below, the Company agrees that any Securities, Underlying Shares, or any other securities issued pursuant to the Transaction Documents shall be issued without a restrictive legend, or any existing restrictive legend shall be removed, if such securities are eligible for resale pursuant to Rule 144 without restriction (including compliance with applicable holding period requirements), covered by an effective registration statement or if a restrictive legend is otherwise not required under applicable securities laws.

26

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time-to-time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act.

27

(c) Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a resale registration statement covering the resale of such security is effective under the Securities Act, (ii) if such Underlying Shares are eligible to be sold, assigned, or transferred pursuant to Rule 144, when available (provided that a Purchaser provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of such Purchaser’s counsel), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). For the avoidance of doubt the Company shall pay all costs associated with such opinions and counsel to the Company shall provide all opinions with respect to any resales pursuant to Rule 144 or otherwise at the sole cost of the Company, and the Company shall provide confirmation to the Transfer Agent that all such opinions are acceptable. If all or any portion of a Note is converted at a time when there is an effective resale registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information requirements of Rule 144(c) and without volume or manner of sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including Sections 4(a)(1) or 4(a)(7), judicial interpretations and pronouncements issued by the staff of the SEC including what is known as Section 4(a)(1 1/2)) then such Underlying Shares shall be issued free of all legends. For avoidance of doubt, the Company agrees that after the requisite holding period to comply with Rule 144, the legend may be removed under Rule 144 of the Securities Act, assuming the holder satisfies the requirements of Rule 144. The Company agrees that at such time as such legend is no longer required under this Section 4.1(c), it will, no later than two Trading Days following the delivery by any Purchaser to the Company or the Transfer Agent of a certificate (or stock power if issued in book entry form) representing Underlying Shares issued without a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends (or provide evidence of issuance in book entry form). The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to such Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by the Purchaser..

(d) In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend; provided that such Purchaser, in good faith, cooperates reasonably with, and takes such customary actions as may be reasonably requested by the Company in connection with the delivery of such certificate without a legend, and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to a Purchaser by the Legend Removal Date a certificate representing the Securities so delivered to the Company by such Purchaser that is free from all restrictive and other legends and (b) if after the Legend Removal Date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such Purchaser’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Underlying Shares that the Company was required to deliver to such Purchaser by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such Purchaser to the Company of the applicable Underlying Shares (as the case may be) and ending on the date of such delivery and payment under this clause (ii).

28

(e) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a resale registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3 Furnishing of Information; Public Information.

(a) Until the earliest of the time that no Notes and if applicable no Preferred Shares remain outstanding, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b) At any time during the period commencing from the six-month anniversary of the date hereof, and ending at such time as all Registrable Securities held by such Holder may be sold pursuant to Rule 144 without restriction or limitation and without the requirement that the Company be in compliance with Rule 144(c)(1), if the Company (i) fails to satisfy the current public information requirements of Rule 144(c), or (ii) if applicable, fails to satisfy the requirements of Rule 144(i)(2), a “Public Information Failure” shall be deemed to have occurred. In the event of a Public Information Failure, the Company shall pay to the applicable Holder, as liquidated damages and not as a penalty, an amount equal to two percent (2.0%) of such Holder's Subscription Amount for the first thirty (30) day period during which the Public Information Failure continues, and an additional two percent (2.0%) of such Holder's Subscription Amount for each subsequent thirty (30) day period (pro-rated for partial periods) during which the Public Information Failure continues. Notwithstanding the foregoing:

29

(i) the aggregate amount of Public Information Failure Payments payable to any Holder shall not exceed six percent (6%) of such Holder's Subscription Amount;

(ii) no Public Information Failure Payments shall accrue for delays resulting from SEC review, SEC comment processes, Rule 415 limitations, holder delays, or other circumstances outside the reasonable control of the Company; and

(iv) Public Information Failure Payments shall terminate immediately upon cure of the applicable Public Information Failure. Any Public Information Failure Payments due hereunder shall be paid within ten (10) Business Days following the end of the applicable period for which such amounts accrued. Any unpaid amount shall accrue interest at the rate of twelve percent (12%) per annum, or the maximum rate permitted by applicable law, whichever is less, from the date due until paid in full.

4.4 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.5 Conversion Procedures. The form of Notice of Conversion included in the Notes set forth the totality of the procedures required of the Purchasers in order to convert the Notes. Without limiting the preceding sentences, no ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required in order to convert the Notes. No additional legal opinion, other information or instructions shall be required of the Purchasers to convert their Notes. The Company shall honor conversions of the Notes that are converted in accordance with the terms set forth in the Transaction Documents and shall deliver Underlying Shares in accordance with the terms, conditions, and time periods set forth in the Transaction Documents.

4.6 Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the SEC within the time required by the Exchange Act. From and after the issuance of such press release, the Company shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the SEC and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b). On or prior to the Closing Date, the Company shall publicly disclose all material non-public information that may have been provided to the Purchasers and is required to be disclosed under applicable securities laws such that no Purchaser is in possession of undisclosed material non-public information on such dates.

30

4.7 Stockholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser would be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.8 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.6, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented in writing to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, director, agents, employees or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

31

4.9 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities primarily to fund the Advertise Purple Acquisition, pay transaction expenses, support the Nasdaq Uplist, and for general corporate and working capital purposes.

4.10 Indemnification of Purchasers.

(a) Subject to the provisions of this Section 4.10, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (ii) any cause of action, Action, proceeding or claim (any, a “Claim”) instituted by the Company or its Affiliates or representatives or agents against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct) or (iii) any Claim brought or made against a Purchaser Party by a third party (including for these purposes a derivative action brought on behalf of the Company) or which otherwise involves such Purchaser Party that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) the status of a Purchaser or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any Action for injunctive or other equitable relief).

(b) The Company shall indemnify, defend and hold harmless each Purchaser and its affiliates, officers, directors, members, managers, partners, employees, agents and representatives from and against any and all losses, claims, damages, liabilities, judgments, costs and expenses (including reasonable attorneys' fees and expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus, free writing prospectus or amendment or supplement thereto filed by or on behalf of the Company in connection with the transactions contemplated by this Agreement, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent such untrue statement or omission was made in reliance upon and in conformity with written information furnished by such Purchaser expressly for inclusion therein.

32

(c) If any Action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such Action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such Action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.10(c) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of Action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.11 Reservation and Listing of Securities.

(a) Reservation of Shares. While any Notes remain outstanding, the Company shall reserve from its authorized and unissued shares of Common Stock a number of shares sufficient to satisfy its obligations under the Transaction Documents, including the issuance of Conversion Shares, Incentive Shares and any shares issuable pursuant to amortization payments permitted under the Notes (the “Required Minimum”). The Required Minimum shall be calculated using an assumed Conversion Price of $0.03 per share (subject to adjustment for stock splits, stock dividends, combinations and similar recapitalization events), unless a different reserve methodology is approved by the Lead Investors. The Company shall review the Required Minimum no less frequently than once each calendar quarter and shall maintain at all times a sufficient reserve of authorized and unissued shares to satisfy its obligations under the Transaction Documents.

(b) Authorized Share Deficiency. If at any time the Company does not have sufficient authorized and available shares of Common Stock to satisfy the Required Minimum (an “Authorized Share Deficiency”), the Company shall promptly take all actions necessary to cure such deficiency, including: (i) obtaining board approval; (ii) seeking stockholder approval if required; and (iii) filing any charter amendment necessary to increase the Company's authorized capital. The Company shall use commercially reasonable efforts to cure any Authorized Share Deficiency as promptly as practicable.

33

(c) Listing. The Company shall use commercially reasonable efforts to maintain the authorization, approval and listing of all shares reserved for issuance under the Transaction Documents on the applicable Trading Market and shall take all actions reasonably necessary to permit the issuance and trading thereof.

4.12 Change in Transfer Agent. If the Company’s agency relationship the Transfer Agent should be terminated for any reason while all or any portion of the Notes remain outstanding, the Company shall immediately appoint a successor transfer agent acceptable to the Purchasers and shall require that the successor Transfer Agent execute and agree to be bound by the terms of the Irrevocable Transfer Agent Instructions with respect to each Purchaser. Failure to adhere to this covenant shall automatically be deemed a material breach of this Agreement and an Event of Default under the Note.

4.13 Subsequent Equity Sales.

(a) From the date hereof until such time as no Purchaser holds any of the Notes, without the prior written consent of the Lead Investors, the Company shall not enter into any Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement whereby the Company may issue securities at a future determined price.

(b) While any Notes are outstanding, the Company shall not issue any equity option, warrant or similar instrument (except for securities issued in Exempt Issuances) which contains an “alternative cashless exercise” provision that provides for the exercise of such security without payment of the exercise price in cash and does not require the security to be “in the money,” and in the event of any such issuance in violation of this Section 4.13(b), in addition to the other rights and remedies provided under the Transaction Documents including without limitation the right to receive damages in connection therewith, any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude or nullify any such issuance.

4.14 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to such Transaction Documents. Further, the Company shall not make any payment of principal or interest on the Notes in amounts which are disproportionate to the respective principal amounts outstanding on the Notes at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

34

4.15 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.6, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company after the issuance of the initial press release as described in Section 4.6. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.16 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States and shall provide evidence of such actions promptly upon request of any Purchaser.

4.17 Capital Changes. From the date hereof until such time as no Purchaser holds any of the Notes, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Lead Investors. Notwithstanding the foregoing, Company may effect, in its sole discretion, a reverse stock split reasonably necessary to satisfy Nasdaq initial listing requirements without the consent of any third party, including any consent of Lead Investors.

35

4.18 Security Documents.

(a) The Company shall enter into the Security Agreement.

(b) The Company shall authorize the filing of all UCC financing statements required by the Security Agreement.

4.19 Further Assurances. The Company hereby agrees that, from time to time upon the written request of the Collateral Agent or the Lead Investors, it will execute and deliver such further documents and do such other acts and things as the Purchaser may reasonably request in order fully to comply will all of the Company’s obligations under the Transaction Documents.

4.20 Restriction on Activities. From the date hereof until such time as no Purchaser holds any of the Notes, the Company shall not, directly or indirectly, without the Purchasers’ prior written consent, which consent shall not be unreasonably withheld: (a) materially change the nature of its business; or (b) sell, divest, or change the structure of any material assets other than in the ordinary course of business.

4.21 Corporate Existence. The Company shall, while any Notes remain outstanding, maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the Transaction Documents and (ii) is a publicly traded corporation whose common stock is listed for trading or quotation on the Principal Market, any national securities exchange, including, but not limited to, any tier of the Nasdaq Stock Market, the New York Stock Exchange or the NYSE MKT.

4.22 Other Notes or Indebtedness. The Company shall not incur Indebtedness other than: (i) Permitted Senior Debt, including liens securing such debt; (ii) Indebtedness disclosed on Schedule 3.1(bb); (iii) purchase money indebtedness; (iv) capital leases; (v) seller notes and earnouts; and (vi) trade payables incurred in the ordinary course; and (vii) other indebtedness approved by the Lead Investors.

4.23 Most Favored Nation. At any time from the date hereof until such time as no Purchaser holds any of the Notes, the Company shall not enter into any Subsequent Financing with any individual or entity (an “Other Investor”) that has the effect of establishing rights or otherwise benefiting such Other Investor in a manner more favorable in any material respect to such Other Investor (even if the Other Investor does not receive the benefit of such more favorable term until a default occurs under such other security) than the rights and benefits established in favor of the Purchasers by this Agreement or the Note unless, in any such case, each Purchaser has been provided with such rights and benefits pursuant to a definitive written agreement or agreements between the Company and such Purchaser. For the avoidance of doubt, issuances in connection with the Nasdaq Uplist, preferred exchange transactions, employee compensation arrangements and Exempt Issuances shall not constitute Subsequent Financings for purposes of this Section 4.23.

4.24 No Broker-Dealer Acknowledgement. Absent a final adjudication from a court of competent jurisdiction stating otherwise, the Company shall not, to any person, institution, governmental or other entity, state, claim, allege, or in any way assert, that any Purchaser is currently, or ever has been, a broker-dealer under the Exchange Act.

36

4.25 Collateral Agent. Notwithstanding anything contained herein or in any other Transaction Document to the contrary, all collateral administration, accelerations, waivers, amendments, consents, enforcement actions and remedies relating to the Notes and collateral shall be exercised exclusively by the Collateral Agent acting at the direction of the Lead Investors. No Purchaser acting individually shall have the right to declare an Event of Default, accelerate any Note, foreclose upon collateral or otherwise exercise creditor remedies except as expressly provided in the Security Agreement.

4.26 Preferred SPA. So long as the Company has not sold the full amount of Junior Notes issuable under the Preferred SPA, each Purchaser shall have the right to tender its Note hereunder (with all accrued interest thereon) as the purchase price under the Preferred SPA and such Purchaser shall become a “Purchaser” under the Preferred SPA.

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, or by the Company, by written notice to the other parties, if the Closing has not been consummated on or before the Outside Date, provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties). Notwithstanding the foregoing, if the Closing has not occurred on or before the Outside Date, this Agreement shall automatically terminate and all funds held by the Company shall be returned to the applicable Purchasers.

5.2 Right to Participate. At any time after the date of this Agreement, the Purchaser shall have the right to purchase up to its then pro rata share of New Securities which the Company may propose to sell and issue. In the event the Company proposes to undertake an issuance of New Securities during such period, it shall give the Purchaser written notice of its intention, describing the type of New Securities, their price, the number of New Securities to be offered, and the general terms upon which the Company proposes to issue the same. The Purchaser shall have ten (10) calendar days after any such notice is delivered to agree to purchase at the same price (which shall be the public purchase price, if applicable) and upon the same terms, including closing date, such New Securities in an amount up to the Purchaser’s pro rata share of such New Securities. Notwithstanding the foregoing, the participation rights set forth herein shall not apply to Exempt Issuances, securities issued in connection with the Nasdaq Uplist, Incentive Shares, acquisitions, strategic transactions, Permitted Senior Debt or employee equity compensation plans approved by the Board of Directors. The participation rights set forth herein shall terminate automatically upon the earlier of (i) repayment of all Notes or (ii) the Nasdaq Uplist. The participation right shall not apply to: (i) the Nasdaq Uplist or related financing transactions; (ii) Incentive Shares; reserved; (iv) acquisition transactions; (v) strategic transactions; (vi) employee benefit plans; (vii) post-listing at-the-market programs; (viii) Permitted Senior Debt; and (ix) Exempt Issuances.

37

5.3 Fees and Expenses. At the Closing, the Company shall reimburse the Purchasers $50,000 for its legal fees and expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants, and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.4 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.5 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York, N.Y. time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York, N.Y. time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.6 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented, or amended except in a written instrument signed, in the case of an amendment, by the Company and the Lead Investors or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition, or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition, or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially, and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.6 shall be binding upon each Purchaser and holder of Securities and the Company. Such amendment provision shall not be construed to mean that the beneficial ownership limitation of the Note may be increased.

5.7 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

38

5.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Lead Investors (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the Purchasers.

5.9 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10 and this Section 5.9.

5.10 Governing Law. All questions concerning the construction, validity, enforcement, and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees, or agents) shall be commenced exclusively in the state and federal courts located in the State of Nevada. Each party hereby irrevocably submits to the exclusive jurisdiction of such state and federal courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such court, that such Action is improper or is an inconvenient venue for such Action. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such Action shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action.

5.11 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.12 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. If any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

39

5.13 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant, or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such that may be hereafter declared invalid, illegal, void, or unenforceable.

5.14 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of a conversion of a Note, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion notice concurrently with the restoration of such Purchaser’s right to acquire such shares pursuant to such Note (including issuance of a replacement Note evidencing such restored right).

5.15 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen, or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.16 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.17 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

40

5.18 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any Action that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

5.19 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Notwithstanding the foregoing, all collateral administration, amendments, waivers, accelerations, enforcement actions and remedies relating to the Notes, Security Documents and collateral shall be exercised exclusively by the Collateral Agent acting at the direction of the Lead Investors in accordance with the Security Agreement. No Purchaser acting individually shall have the right to declare an Event of Default, accelerate any Note, foreclose upon collateral or otherwise exercise creditor remedies except as expressly provided in the Security Agreement.

5.20 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

41

5.21 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any Action or the expiration of any right required or granted herein shall not be a Business Day, then such Action may be taken, or such right may be exercised on the next succeeding Business Day.

5.22 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.23 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

42

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ONAR HOLDING CORPORATION		Address for Notice: 990 Biscayne Blvd, 5th Floor, Miami, FL 33132
By:		Email: c@onar.com
Name: Claude Zdanow Title: Chief Executive Officer

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

Signature Page to Securities Purchase Agreement
43

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Principal Amount: $

Subscription Amount: $

Incentive Shares:

EIN Number: _________________________

Wire Instructions to Purchaser for Interest Payments or Note Repayment:

Bank Name:

Routing No. ____________

Account No:

SWIFT

Bank Address:

Phone Number:

Signature Page to Securities Purchase Agreement
44

EXHIBIT A

Form of Note

45

EXHIBIT C

Form of Security Agreement

46

EXHIBIT D

Form of Irrevocable Transfer Agent Instructions

47

SCHEDULE I

48

SCHEDULE II

49

SCHEDULE 3.1(a)

50

SCHEDULE 3.1(g)

51

SCHEDULE 3.1(i)

52

SCHEDULE 3.1(j)

53

SCHEDULE 3.1(r)

54

SCHEDULE 3.1(s)

55

SCHEDULE 3.1(bb)

55